Exhibit 32.2

                           SECTION 1350 CERTIFICATION

Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Act"), and Section (32) of Item 601 of Regulation S-K promulgated under the Act, each of the undersigned officers of Westbank Corporation (the "Corporation") does hereby certify to such officer's knowledge that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:    August 5, 2005                    /s/  John M. Lilly
                                           -------------------------------------
                                           John M. Lilly
                                           Treasurer and Chief Financial Officer